CERTIFICATION PURSUANT TO 18. U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002



     The undersigned executive officers of the Registrant hereby certify that this Quarterly Report on Form 10-QSB for the quarter ended March 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


                               By:/s/ Larry D. Smith
                                  ----------------------------------------------
                                  Name:    Larry D. Smith
                                  Title:   President and Chief Executive Officer


                               By:/s/ Frank L. DeLay
                                  ----------------------------------------------
                                  Name:    Frank L. DeLay
                                  Title:   Chief Financial Officer


Date: May 5, 2003